EXHIBIT 24-1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Stephen E. Ewing, Daniel L. Schiffer and Robert Kaslik, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1999, including all amendments.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of February, 2000.

/s/ Alfred R. Glancy III

Alfred R. Glancy III

EXHIBIT 24-1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Daniel L. Schiffer and Robert Kaslik, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1999, including all amendments.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of February, 2000.

/s/ Stephen E. Ewing

Stephen E. Ewing

EXHIBIT 24-1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Stephen E. Ewing, Daniel L. Schiffer and Robert Kaslik, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1999, including all amendments.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of February, 2000.

/s/ Howard L. Dow III

Howard L. Dow III

EXHIBIT 24-1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Stephen E. Ewing and Robert Kaslik, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1999, including all amendments.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of February, 2000.

/s/ Daniel L. Schiffer

Daniel L. Schiffer

EXHIBIT 24-1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Stephen E. Ewing and Daniel L. Schiffer, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1999, including all amendments.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of February, 2000.

/s/ Robert Kaslik

Robert Kaslik